Vet Breath Analytics (VBA)

A Division Of Global Innovative Platforms Inc. (OTC: GIPL)

A Diagnostic Revolution



Forward Looking Statements

This presentation includes "forward-looking statements." To the extent that the information presented in this presentation discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," "pro-forma," "goals," "proposes," and words of similar import. Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the Company's annual report on Form 10-K and any subsequent filings with the U.S. Securities and Exchange Commission. Forward-looking statements contained in this presentation speak only as of the date of this presentation or as otherwise indicated and Global Innovative Platforms Inc. does not undertake any duty to update any forward-looking statements except as may be required by law. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Breathomics



The study of volatile organic compounds (VOCs) in exhaled breath. Metabolism produces VOCs that change with disease states, allowing breathomics to offer a non-invasive diagnostic opportunity.

HOW IT WORKS

VOCs are exhaled in specific combinations and proportions, producing a distinct "breath marker"


VOC

Disease states produce specific combinations of volatile organic compounds (VOCs) [1]


VOC

Gas chromatography unit detects Disease-specific VOC breath markers


VOC

HUMAN BREATHOMICS USES & RESEARCH

(NON GIPL AFFILIATED)

Cancer

Multiple trials show breath VOC profiles can detect lung cancer. This is a dynamic area of research.[2]

Diabetes

Breath Acetone for Diabetes (Ketoacidosis Monitoring) – Several handheld breath ketone meters are clinically marketed and approved for patient monitoring.[3]

GI Infection

Urea Breath Test (for *Helicobacter pylori*) – FDA-approved, and widely used in gastroenterology clinics.[4]

COVID-19

Several companies have developed breath-based COVID tests; some received emergency use authorization in limited regions, but widespread use remains limited.[5]

USING BREATHOMICS TO DIAGNOSE HEARTWORM DISEASE

An Ideal Animal Health Starting Point



AHS RECOMMENDATIONS

The American Heartworm Society recommends that all dogs 6 months and older be tested annually for heartworm disease. Current standard is a blood test.

6 MONTH DETECTION LAG

INFECTION — DETECTION

1 | 2 | 3 | 4 | 5 | 6 MONTH

With blood-based diagnostics, there is a six month lag between infection and detection.

Estimated over 60M annual tests in the US

CAPC estimates over 60M tests are reported in the US but only 19M are reported[6]

TRADITIONAL HEARTWORM DIAGNOSTICS FOR ANIMALS



- Invasive
- Specialized skills
- Blood samples
- Ongoing consumables
- Risk of human needle sticks



BREATHOMICS TESTING

Non-invasive

No specialized training

No reagents or other consumables

Results in minutes

WHY IS EARLY DETECTION IMPORTANT?

- Identify heartworm before lasting damage occurs
- Protect the heart and lungs from irreversible harm
- Act early with prevention instead of costly treatment
- Reduce financial burden and medical risk for owners
- Provide veterinarians with the first early-stage screening tool
- Ideal detection window is between 40 to 120 days post infection


MONTHS
1
2
3
4
5
6
INFECTION
GOAL
TRADITIONAL DETECTION

THE VOCAM PLUS ADVANTAGE



One PPB Sensitivity

1 part per billion sensitivity
1000x more sensitive than other gas chromatography tests

Exclusive Licensing

GIPL holds the exclusive, worldwide license to implement the VOCAM for use in animal health applications

Military

A branch of the military currently uses VOCAM technology for ambient monitoring in high-risk environments

Research

Major research institutions exploring VOCAM Plus cancer diagnostic capabilities

MASSIVE MARKET OPPORTUNITY

$3B+

Current $3B+ animal diagnostics market[7]

6.8%
CAGR

Animal diagnostics market growth[8]

30K+
Practices

Target: 30K+ veterinary practices in US & 4k Animal Shelters[9]

19M
Tests

19M annual heartworm tests reported in the US[6]
CAPC estimates over 60M tests are performed annually in the US

Potential expansion into full panel of intestinal parasites as well as other animals, including livestock

A SCALABLE HARDWARE/SOFTWARE ENABLED SOLUTION

HEARTWORM MARKET (ONLY)

AVERAGE HEARTWORM TEST COST TO PRACTICE

$8

VBA BREAKEVEN AT 205 TOTAL DAILY HW TESTS FROM ALL LOCATIONS



205

TESTING CLINICS PROJECTED TO GENERATE $43,800 ANNUAL REVENUE FOR VBA WHEN PERFORMING 15 TESTS PER DAY



$43,800

All financial projections are hypothetical and for illustrative discussion purposes only. They are based on numerous assumptions that may prove incorrect (market adoption, regulatory clearance, competition, execution risk, etc.). Actual results may vary materially. See "Forward-Looking Statements."

A SCALABLE HARDWARE/SOFTWARE ENABLED SOLUTION

COMPLETE PARASITE PANEL (5 TESTS)

AVERAGE FULL PANEL TEST COST TO PRACTICE

$40

VBA BREAKEVEN AT 41 DAILY TOTAL TESTS FROM ALL LOCATIONS



41

AVERAGE LOCATION GENERATES $219,000 ANNUAL REVENUE FOR VBA WHEN PERFORMING 15 PANELS PER DAY



$219,000

All financial projections are hypothetical and for illustrative discussion purposes only. They are based on numerous assumptions that may prove incorrect (market adoption, regulatory clearance, competition, execution risk, etc.). Actual results may vary materially. See “Forward-Looking Statements.”

2026 – PILOT TO LAUNCH

12 REGIONAL RESEARCH – PILOT PARTNER CLINICS

- VBA PROVIDES VOCAM PLUS UNIT TO CLINIC
- CLINICS SAMPLES OTHER PARASITES FOR RESEARCH DATA
- ADDITIONAL SAMPLES SAVE R&D COSTS, IMPROVE ACCURACY, AND ACCELERATE DEVELOPMENT
- CLINIC RECEIVES $8 CREDIT FOR EACH PARASITE SAMPLE COLLECTED, OUTSIDE OF HW

LAUNCH SCHEDULE

2025

- COMPLETE MATURE HW MARKER
- COMPLETE EARLY HW MARKER

2026

- COMPLETE ACCURACY TESTING FOR HW
- INITIATE PILOT LAUNCH

2027

- COMPLETE FULL PARASITE PANEL
- BEGIN COMMERCIALIZATION

2028+

- CONTINUE COMMERCIALIZATION
- R&D EXPANSION

All financial projections are hypothetical and for illustrative discussion purposes only. They are based on numerous assumptions that may prove incorrect (market adoption, regulatory clearance, competition, execution risk, etc.). Actual results may vary materially. See "Forward-Looking Statements."

VET PRACTICE OWNERSHIP
30,000+ VETERINARY PRACTICES IN U.S. (2025)[9]


LARGE GROUP OWNERS
6,700+ CLINICS
INDEPENDENT OWNERS
23,300 CLINICS
LARGE GROUP OWNERS
CAREVET (200)
PETVET (450)
THRIVE (455)
SOUTHERN VET (750)
VETCOR (850)
NVA (1500)
MARS (2500)

*AS AQUISITIONS OCCUR, ALL NUMBERS ARE APPROXIMATIONS

PROVEN TRACTION

OVER $1M RAISED PUBLICLY TRADED (OTC: GIPL)

EXCLUSIVE WORLDWIDE LICENSE SECURED

400+ SAMPLES ANALYZED

SUCCESSFULLY IDENTIFIED CANDIDATE HEARTWORM BREATH MARKER IN CONTROLLED RESEARCH SETTING (PRELIMINARY DATA)

SUCCESSFULLY DEVELOPED EARLY HEARTWORM BREATH MARKER IN RESEARCH STUDIES; COMMERCIAL DIAGNOSTIC PERFORMANCE NOT YET ESTABLISHED

TEAM











Andrew Brown: Founder and CEO

Andrew Brown – Andrew began his last venture in 2006 as a pioneer of the restaurant delivery service industry. He founded and led Doorstep Delivery to become a national brand and to a successful exit in 2019. The company sold as part of a $321M transaction to a public company.

Dr. Lindsay Starkey: Parasitology expert, original researcher

Dr. Lindsay Starkey is an expert in parasitology and vector-borne diseases. Dr. Starkey was part of the initial team of researchers, with Drs. Byron Blagburn and Sarah Zohdy, who identified the potential of utilizing breath analysis for heartworm. She leads our testing protocols. We have five Veterinarians on the team each working on their own specialty.

Robert Tavzel: VOCAM technology specialist

Robert Tavzel is our Lead Technology Advisor. Robert has extensive experience in working with the VOCAM Plus. He has worked on multiple applications including human cancer detection research and environmental research.

Dr. Elyssa Campbell: Parasitologist (PhD) & Research Center Director

Dr. Elyssa Campbell is a veterinary parasitologist at The University of Georgia and Director of the Filariasis Research Reagent Resource Center. Dr. Campbell specializes in the interactions of the parasite and the animal with a focus in canine heartworm and canine hookworm.

Bruce Truman, MBA: Pet health industry veteran

Bruce L. Truman is a leading figure in the pet healthcare industry, specializing in emerging technologies. He is a founding board member of the Veterinary Virtual Care Association (VVCA) and a past president of VetPartners.org. He also advises on various SaaS solutions in the animal care space.

Citations

1. https://pubs.acs.org/doi/10.1021/acsnano.6b04930?
2. https://www.nature.com/articles/s41598-025-11365-4?
3. https://www.sciencedirect.com/science/article/abs/pii/S1056872721002397?
4. https://www.accessdata.fda.gov/cdrh_docs/pdf10/P100025b.pdf?
5. https://jamanetwork.com/journals/jamanetworkopen/fullarticle/2801785?
6. https://capcvet.org/maps/#/2024/all-year/heartworm-canine/dog/united-states
7. https://www.gminsights.com/industry-analysis/animal-diagnostics-market
8. https://www.gminsights.com/industry-analysis/animal-diagnostics-market
9. https://www.dvm360.com/view/2025-economic-state-of-the-veterinary-profession-trends-and-opportunities-for-your-practice

CONTACT US

ANDREW BROWN – CEO

- 321.230.3739
- Andrew@GIPLinc.com

